UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2015

VAPOR CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36469	84-1070932
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3001 Griffin Road

Dania Beach, Florida 33312

(Address of Principal Executive Office) (Zip Code)

(888) 766-5351

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

On October 7, 2015, Vapor Corp. (the “Company”) announced that it has prepared a presentation to be used by Jeff Holman, the Company’s Chief Executive Officer, at the 2015 Aegis Capital Corp. Growth Conference in Las Vegas. The presentation is scheduled for Thursday, October 8, 2015 at 1:00 pm at the Wynn Hotel.

A live webcast of the presentation may be accessed through the following link: http://wsw.com/webcast/aegis2/vpco or via the Company’s website (www.vapor-corp.com/) by selecting “Investors” then “News / Events” followed by “Presentations.” The webcast and presentation will also be archived on the website for 30 days thereafter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPOR CORP.

Date: October 7, 2015	By:	/s/ Jeffrey Holman
	Name:	Jeffrey Holman
	Title:	Chief Executive Officer